UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2009

Annual Report to Shareholders

DWS Inflation Protected Plus Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

15 Investment Portfolio

20 Financial Statements

24 Financial Highlights

29 Notes to Financial Statements

41 Report of Independent Registered Public Accounting Firm

42 Tax Information

43 Investment Management Agreement Approval

48 Summary of Management Fee Evaluation by Independent Fee Consultant

53 Board Members and Officers

57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Although inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund's value. If interest rates rise due to reasons other than inflation, the fund's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Moreover, if the fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the US. The fund is subject to interest rate risk, which means that the value of inflation-indexed bonds and other fixed income securities held by the fund generally will decline as interest rates rise. The full faith and credit guarantee of the US government, which attaches to certain securities that the fund invests in, does not protect the fund against interest rate risk. The fund invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the fund's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. There can be no assurance that the fund will meet its objective or that any strategy employed by the fund will be successful. Please see the prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2009

Average Annual Total Returns as of 9/30/09
Unadjusted for Sales Charge	1-Year	3-Year	Life of Fund*
Class A	3.10%	4.34%	3.92%
Class B	2.28%	3.53%	3.14%
Class C	2.27%	3.50%	3.14%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	0.27%	3.37%	3.24%
Class B (max 4.00% CDSC)	-0.61%	2.92%	2.72%
Class C (max 1.00% CDSC)	2.27%	3.50%	3.14%
No Sales Charges
Class S	3.35%	4.52%	4.09%
Institutional Class	3.31%	4.58%	4.18%
Barclays Capital US Treasury: US TIPS Index+	5.67%	5.59%	5.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2009 are 1.09%, 1.89%, 1.83%, 0.88% and 0.74% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Inflation Protected Plus Fund — Class A [] Barclays Capital US Treasury: US TIPS Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
+ The Barclays Capital US Treasury: US TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 9/30/09	$ 9.65	$ 9.76	$ 9.76	$ 9.62	$ 9.62
9/30/08	$ 10.09	$ 10.13	$ 10.14	$ 10.08	$ 10.09
Distribution Information: Twelve Months as of 9/30/09: Income Dividends**	$ .55	$ .41	$ .41	$ .59	$ .59
Capital Gain Distributions	$ .15	$ .15	$ .15	$ .15	$ .15
** Includes $0.10 of tax return of capital.
Lipper Rankings — Treasury Inflation Protected Securities Funds Category as of 9/30/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	110	of	128	86
3-Year	76	of	109	70
Class B 1-Year	116	of	128	90
3-Year	93	of	109	85
Class C 1-Year	117	of	128	91
3-Year	94	of	109	86
Class S 1-Year	105	of	128	82
3-Year	74	of	109	68
Institutional Class 1-Year	106	of	128	83
3-Year	72	of	109	66

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2009 to September 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/09	$ 1,030.60	$ 1,027.50	$ 1,026.50	$ 1,031.90	$ 1,033.10
Expenses Paid per $1,000*	$ 4.63	$ 8.44	$ 8.43	$ 3.41	$ 3.36
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/09	$ 1,020.51	$ 1,016.75	$ 1,016.75	$ 1,021.71	$ 1,021.76
Expenses Paid per $1,000*	$ 4.61	$ 8.39	$ 8.39	$ 3.40	$ 3.35
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Inflation Protected Plus Fund	.91%	1.66%	1.66%	.67%	.66%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Inflation Protected Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Inflation Protected Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Chepolis, CFA

Co-Manager

Robert Wang

Co-Manager

Matthew F. MacDonald

Co-Manager

Thomas Picciochi

Co-Manager

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The fund produced a total return of 3.10% (Class A shares, unadjusted sales charges) for the 12 months ended September 30, 2009. The fund's benchmark, the Barclays Capital US Treasury: US TIPS Index, produced a total return of 5.67% for the same period.1 The average return for the Lipper Treasury Inflation Protected Securities Funds category for the twelve months was 4.61%.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

The fund's core portfolio is invested in Treasury Inflation Protected Securities (TIPS), i.e., Treasury-based inflation-protected securities. In general, we strive to maintain a neutral duration (interest rate sensitivity relative to the index) with our TIPS holdings, as we believe that more value can be added through security selection and our global asset allocation overlay strategy than by guessing the direction of interest rates. In doing so, we hold a subset of securities meant to track or slightly outperform the Barclays Capital US Treasury: US TIPS Index.

As the period began, sentiment in the credit markets continued to deteriorate in the wake of September's turmoil among leading global financial institutions. The fourth quarter of 2008 saw sharp declines in even high-quality non-government sectors, as investors placed a tremendous premium on safety. The TIPS market declined over the fourth quarter, as the ongoing deterioration in economic conditions and declining prices for oil and other commodities shifted market expectations toward deflation.3

In mid-December, the US Federal Reserve Board (the Fed) brought short-term interest rates to essentially zero, setting a target range for the benchmark fed funds rate of between 0% and 0.25%.4 In addition, as the period unfolded, the Fed and US Treasury rolled out a series of unprecedented measures to restore liquidity to the financial sector and restore working credit markets. Investor risk tolerance began to return over the first quarter of 2009 as the extraordinary government actions gained traction with market participants. In a reversal of trends, credit-oriented sectors such as corporate bonds outperformed Treasuries by wide margins. The TIPS market, which had been trading at levels anticipating deflation over the next several years, experienced a sharp recovery toward the middle of the 12-month period as investors began to price in a less severe economic climate. Over the second half of the fiscal period, TIPS provided more modest positive returns as inflation expectations vacillated.

How Inflation-Indexed Bonds Work

An inflation-indexed bond is a special type of fixed-income security that is structured to provide protection against inflation. The most common example of such a security in the United States is the TIPS. With TIPS, both the value of the interest income and principal paid on the security are adjusted to track changes in the Urban Consumer Price Index (CPI — U) or comparable inflation index. Interest income paid on the security is applied to the inflation-adjusted principal rather than the security's original face value.

As a result, during periods of inflation, every interest payment on a TIP will be greater than the one before it. In periods of deflation, the opposite will be true. When TIPS mature, the investors receive the greater of either the inflation-adjusted principal or the original face value. It is important to note, however, that not all inflation-indexed bonds provide the guarantee of original face value of the bond.

To better understand inflation-indexed securities, consider the example in the accompanying box.

Suppose $1,000 is invested in a 10-year inflation-indexed bond with a 4% coupon rate.

If inflation is 3% during the following year, the face value would be adjusted to $1,030 and the annual interest payment would be $41.20 (4% of $1,030).

If inflation is 3% again the following year, the principal would be adjusted to $1,060.90 ($1,030 x 1.03) and the interest payment would be $42.44 (4% of $1,060.90).

If there was 3% deflation in the third year, the face value would be adjusted downward to $1,029.07 ($1,060.90 x 0.97).

The example above is hypothetical and is not intended to represent performance of any DWS fund. Actual rates of return and inflation cannot be predicted and will fluctuate.

Positive Contributors to Performance

The TIPS market suffered from deflation expectations early in the period, falling 3.48% in the fourth quarter of 2008. As the period progressed, investors gained a degree of confidence that government actions to ease the financing environment would keep the economy from going into freefall. This led to a sharp rally for TIPS and a positive return for the fund's core TIPS position over the full 12 months.

We successfully executed trades designed to take advantage of disparities between the relative value of TIPS versus traditional Treasuries. In addition, some other funds that seek to provide inflation protection include exposure to commodities or real-estate-related holdings. We had no exposure in these areas, which helped returns as prices for oil and other commodities weakened over the period.

As part of our approach, we seek to enhance total returns by employing a "portable alpha" strategy.5 This strategy seeks to identify the relative value to be found among global bond and currency markets, and then to benefit from disparities through the use of fixed-income futures and currency forward contracts. For the six months, the alpha strategy was a modest positive factor.

Negative Contributors to Performance

In addition to TIPS, we will have exposure to non-government inflation- protected securities when we perceive that they are trading at levels that reflect strong value relative to TIPS. With investors focused strongly on Treasury securities, we have been looking to add a degree of exposure to inflation-protected securities that are less fully priced. Unfortunately, these holdings constrained the fund's performance over the year, undercut by an environment in which risk-averse investors or major market participants in need of liquidity withdrew support without providing notice. In particular, an insurer-backed issue suffered from adverse sentiment that impacted the sector overall, and our Federal National Mortgage Association (FNMA) exposure underperformed as foreign governments sold US agency issues and pulled money back to their own countries.6

Outlook and Positioning

At the end of September, 10-year TIPS were pricing in inflation of about 1.75%. We believe this is fair pricing on a long-term basis, with inflation having historically been closer to 2%. This view is bolstered by the clear commitment of the government to do whatever it takes to restore a functioning credit system to support the economy. Over the near term, seasonal factors and deflationary pressures suggest a more attractive entry point may arise.

The latter part of the year is typically a difficult environment for TIPS, and the remainder of this year could be volatile in the market as investors trade based on vacillating inflation expectations. We do not believe we are likely to see inflationary pressures develop over the next year. However, while inflation may not be at the top of investor concerns, we have seen that market sentiment can shift with extreme rapidity. For those concerned about the possible future impact of inflation on both stocks and traditional fixed-income securities, we believe our fund continues to offer a compelling diversification opportunity. We will continue to closely monitor Fed policy and economic conditions as we seek to provide a high level of current income and relative stability of principal.

1 The Barclays Capital US Treasury: US TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Treasury Inflation Protected Securities Funds category includes funds that invest at least 80% of their assets in inflation-protected securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Treasury Inflation Protected Securities Funds category. For the 1-year period, this category's average was 4.61% (128 funds) as of 9/30/09. It is not possible to invest directly in a category or any index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
3 Deflation is a general decline in prices, often caused by a reduction in the supply of money or credit.
4 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.
5 The portable alpha strategy is designed to add value by taking advantage of short-term mispricings in the global equity, bond and currency markets.
6 FNMA is a government-sponsored enterprise (GSE) that was created in 1938 to expand the flow of mortgage money by creating a secondary mortgage market.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/09	9/30/08

Government & Agency Obligations	93%	96%
Corporate Bonds	3%	3%
Collateralized Mortgage Obligations	3%	—
Cash Equivalents	1%	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	9/30/09	9/30/08

US Government and Agencies	97%	97%
AA	—	3%
A	3%	—
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	9/30/09	9/30/08

Less than 1 year	—	1%
1-4.99 years	12%	44%
5-9.99 years	25%	25%
Greater than 10 years	63%	30%
	100%	100%

Weighted average effective maturity: 9.7 and 9.2 years, respectively.

Asset Allocation, Quality and Effective Maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2009

	Principal Amount ($)	Value ($)

Corporate Bonds 2.9%
Financials
Pacific Life Global Funding, 144A, 0.023%*, 6/2/2018 (Cost $5,000,000)	5,000,000	4,173,500

Collateralized Mortgage Obligations 2.6%
Federal Home Loan Mortgage Corp., "FE", Series 2464, 1.243%*, 3/15/2032	1,895,205	1,918,914
Federal National Mortgage Association, "FT", Series 2003-102, 0.646%*, 10/25/2033	1,834,220	1,814,047
Total Collateralized Mortgage Obligations (Cost $3,698,185)		3,732,961

Government & Agency Obligations 91.9%
US Government Sponsored Agencies 6.1%
Federal Home Loan Bank, 2.3%*, 9/10/2019	2,000,000	1,990,000
Federal National Mortgage Association, CPI plus 0.25%, 0.00%, 8/8/2011	7,000,000	6,860,000
		8,850,000
US Treasury Obligations 85.8%
US Treasury Bills, 0.19%**, 3/18/2010 (a)	1,016,000	1,015,280
US Treasury Inflation-Indexed Bonds:
1.75%, 1/15/2028	10,794,000	10,342,001
2.375%, 1/15/2025	11,996,565	12,577,655
3.375%, 4/15/2032	1,819,965	2,247,089
3.625%, 4/15/2028 (b)	15,312,595	18,930,196
US Treasury Inflation-Indexed Notes:
0.625%, 4/15/2013	3,566,185	3,558,382
1.375%, 7/15/2018 (b)	5,992,260	5,932,337
1.625%, 1/15/2018	9,252,000	9,344,520
1.875%, 7/15/2013 (b)	11,725,900	12,114,320
2.0%, 4/15/2012	3,714,585	3,849,239
2.0%, 1/15/2014 (b)	12,529,555	12,975,920
2.0%, 1/15/2016	14,105,910	14,634,882
3.0%, 7/15/2012	598,895	636,700
3.375%, 1/15/2012	1,819,305	1,934,719
3.5%, 1/15/2011	1,546,738	1,610,058
US Treasury Notes:
2.375%, 8/31/2014 (b)	2,250,000	2,258,438
2.75%, 2/15/2019	7,500,000	7,157,227
4.875%, 4/30/2011	4,000,000	4,262,031
		125,380,994
Total Government & Agency Obligations (Cost $130,979,435)		134,230,994
	Shares	Value ($)

Securities Lending Collateral 30.8%
Daily Assets Fund Institutional, 0.29% (c) (d) (Cost $45,053,125)	45,053,125	45,053,125

Cash Equivalents 1.4%
Cash Management QP Trust, 0.18% (c) (Cost $2,064,230)	2,064,230	2,064,230
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $186,794,975)+	129.6	189,254,810
Other Assets and Liabilities, Net	(29.6)	(43,179,105)
Net Assets	100.0	146,075,705
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2009.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $188,943,796. At September 30, 2009, net unrealized appreciation for all securities based on tax cost was $311,014. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of tax cost over value of $3,681,420 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,370,406.
(a) At September 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2009 amounted to $44,223,119, which is 30.3% of net assets.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At September 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Canadian Government Bond	12/18/2009	3	336,992	340,056	3,064
10 Year US Treasury Note	12/21/2009	94	11,021,152	11,122,844	101,692
5 Year US Treasury Note	12/31/2009	100	11,529,908	11,609,375	79,467
Federal Republic of Germany Euro-Bund	12/8/2009	65	11,535,873	11,592,944	57,071
Federal Republic of Germany Euro-Schatz	12/8/2009	157	24,808,074	24,849,304	41,230
Total unrealized appreciation					282,524

At September 30, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	12/15/2009	65	5,981,722	5,983,970	(2,248)
10 Year Japanese Government Bond	12/10/2009	9	13,905,642	13,970,478	(64,836)
2 Year US Treasury Note	12/31/2009	54	11,667,350	11,716,313	(48,963)
90 Day Eurodollar	3/14/2011	5	1,223,059	1,223,750	(691)
90 Day Eurodollar	9/19/2011	5	1,214,521	1,216,188	(1,667)
90 Day Eurodollar	6/13/2011	5	1,218,496	1,219,750	(1,254)
90 Day Eurodollar	6/14/2010	5	1,237,746	1,237,875	(129)
90 Day Eurodollar	12/14/2009	5	1,244,858	1,245,375	(517)
90 Day Eurodollar	3/15/2010	5	1,242,159	1,242,188	(29)
90 Day Eurodollar	9/13/2010	5	1,232,934	1,232,938	(4)
90 Day Eurodollar	12/13/2010	5	1,227,809	1,228,063	(254)
United Kingdom Long Gilt Bond	12/29/2009	21	3,987,883	3,979,013	8,870
Total net unrealized depreciation					(111,722)

At September 30, 2009, open interest rate swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation ($)
9/15/2010 9/15/2014	1,800,000[1]	Fixed — 3.15%	Floating — LIBOR	407
9/15/2010 9/15/2014	1,800,000[1]	Fixed — 3.15%	Floating — LIBOR	407
Total unrealized appreciation on open interest rate swaps				814
Counterparty: [1] Morgan Stanley LIBOR: London InterBank Offered Rate

As of September 30, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	5,500,742	AUD	6,383,000	10/14/2009	123,957	Credit Suisse
USD	13,926	CAD	15,000	10/14/2009	85	Bank of New York Mellon Corp.
USD	3,932,886	CHF	4,102,000	10/14/2009	25,873	UBS AG
USD	1,356,689	NZD	1,947,000	10/14/2009	48,061	Bank of New York Mellon Corp.
GBP	42,000	USD	69,507	10/14/2009	2,389	Barclays Bank PLC
Total unrealized appreciation					200,365
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	2,465,000	USD	3,589,015	10/14/2009	(18,117)	HSBC Bank USA
JPY	69,200,000	USD	749,831	10/14/2009	(21,144)	HSBC Bank USA
NOK	3,801,000	USD	642,582	10/14/2009	(15,195)	Barclays Bank PLC
SEK	2,443,000	USD	347,558	10/14/2009	(2,912)	Barclays Bank PLC
Total unrealized depreciation					(57,368)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosure regarding futures contracts, interest rate swaps and forward foreign currency exchange contracts, please refer to the Derivative section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (e)
Corporate Bonds	$ —	$ —	$ 4,173,500	$ 4,173,500
Collateralized Mortgage Obligations	—	3,732,961	—	3,732,961
Government & Agency Obligations	—	126,355,714	6,860,000	133,215,714
Short-Term Investments (e)	45,053,125	3,079,510	—	48,132,635
Derivatives (f)	170,802	201,179	—	371,981
Total	$ 45,223,927	$ 133,369,364	$ 11,033,500	$ 189,626,791
Liabilities
Derivatives (f)	$ —	$ (57,368)	$ —	$ (57,368)
Total	$ —	$ (57,368)	$ —	$ (57,368)
(e) See Investment Portfolio for additional detailed categorizations.
(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at September 30, 2009.

	Corporate Bonds	Government & Agency Obligations	Total
Balance as of September 30, 2008 ($)	4,695,000	6,942,272	11,637,272
Net realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(521,500)	(99,752)	(621,252)
Amortization premium/discount	—	17,480	17,480
Net purchases (sales)	—	—	—
Net transfers in (out) of Level 3	—	—	—
Balance as of September 30, 2009 ($)	4,173,500	6,860,000	11,033,500
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2009 ($)	(521,500)	(99,752)	(621,252)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2009
Assets
Investments: Investments in securities, at value (cost $139,677,620) — including $44,223,119 of securities loaned	$ 142,137,455
Investment in Daily Assets Fund Institutional (cost $45,053,125)*	45,053,125
Investment in Cash Management QP Trust (cost $2,064,230)	2,064,230
Total investments, at value (cost $186,794,975)	189,254,810
Cash	20,000
Deposits with brokers on open futures contracts, at value (cost $363,181)	366,830
Receivable for Fund shares sold	739,222
Interest receivable	791,843
Receivable for variation margin on open futures contracts	58,115
Unrealized appreciation on forward foreign currency exchange contracts	200,365
Unrealized appreciation on interest rate swap contracts	814
Due from Advisor	4,611
Other assets	36,392
Total assets	191,473,002
Liabilities
Payable upon return of securities loaned	45,053,125
Payable for Fund shares redeemed	96,730
Distributions payable	22,793
Unrealized depreciation on forward foreign currency exchange contracts	57,368
Accrued management fee	20,943
Other accrued expenses and payables	146,338
Total liabilities	45,397,297
Net assets, at value	$ 146,075,705
Net Assets Consist of
Undistributed net investment income	71,701
Net unrealized appreciation (depreciation) on: Investments	2,459,835
Interest rate swaps	814
Futures	170,802
Foreign currency	146,646
Accumulated net realized gain (loss)	(11,171,769)
Paid-in capital	154,397,676
Net assets, at value	$ 146,075,705
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($23,062,758 ÷ 2,390,405 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.65
Maximum offering price per share (100 ÷ 97.25 of $9.65)	$ 9.92

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,555,041 ÷ 261,858 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.76

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,600,468 ÷ 1,188,226 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.76
Class S Net Asset Value, offering and redemption price per share ($19,148,639 ÷ 1,991,071 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.62
Institutional Class Net Asset Value, offering and redemption price per share ($89,708,799 ÷ 9,329,019 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2009
Investment Income
Income: Interest	$ 1,753,832
Interest — Cash Management QP Trust	13,161
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	105,245
Total Income	1,872,238
Expenses: Management fee	493,388
Administration fee	123,331
Distribution and service fees	172,547
Services to shareholders	98,789
Custodian fee	16,499
Audit and tax fees	68,298
Legal	33,962
Trustees' fees and expenses	5,419
Reports to shareholders	67,775
Registration fees	74,622
Interest expense	12,183
Other	12,719
Total expenses before expense reductions	1,179,532
Expense reductions	(188,167)
Total expenses after expense reductions	991,365
Net investment income (loss)	880,873
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(12,384,325)
Futures	581,854
Foreign currency	(1,113,929)
(12,916,400)
Change in net unrealized appreciation (depreciation) on: Investments	13,214,121
Futures	373,043
Swaps	814
Foreign currency	216,124
13,804,102
Net gain (loss)	887,702
Net increase (decrease) in net assets resulting from operations	$ 1,768,575

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2009	2008
Operations: Net investment income	$ 880,873	$ 7,798,039
Net realized gain (loss)	(12,916,400)	2,486,332
Change in net unrealized appreciation (depreciation)	13,804,102	(11,724,006)
Net increase (decrease) in net assets resulting from operations	1,768,575	(1,439,635)
Distributions to shareholders: Net investment income: Class A	(1,015,142)	(223,700)
Class B	(79,736)	(7,435)
Class C	(299,016)	(38,262)
Class S	(611,563)	(218,215)
Institutional Class	(3,566,943)	(1,313,580)
Net realized gains: Class A	(341,334)	(42,883)
Class B	(35,700)	(3,419)
Class C	(134,477)	(17,900)
Class S	(185,149)	(56,968)
Institutional Class	(1,095,131)	(290,275)
Tax return of capital: Class A	(251,474)	—
Class B	(19,752)	—
Class C	(74,073)	—
Class S	(151,498)	—
Institutional Class	(883,613)	—
Total distributions	(8,744,601)	(2,212,637)
Fund share transactions: Proceeds from shares sold	68,658,758	172,534,128
Reinvestment of distributions	8,104,061	2,059,733
Cost of shares redeemed	(99,893,882)	(33,510,852)
Redemption fees	7,620	5,428
Net increase (decrease) in net assets from Fund share transactions	(23,123,443)	141,088,437
Increase (decrease) in net assets	(30,099,469)	137,436,165
Net assets at beginning of period	176,175,174	38,739,009
Net assets at end of period (including undistributed net investment income of $71,701 and $5,661,546, respectively)	$ 146,075,705	$ 176,175,174

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.09	$ 9.97	$ 9.91	$ 10.11	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.06	.70	.38	.47	.06
Net realized and unrealized gain (loss)	.20	(.29)	.17	(.25)	.07
Total from investment operations	.26	.41	.55	.22	.13
Less distributions from: Net investment income	(.45)	(.22)	(.48)	(.42)	(.02)
Net realized gains	(.15)	(.07)	(.01)	—	—
Tax return of capital	(.10)	—	—	—	—
Total distributions	(.70)	(.29)	(.49)	(.42)	(.02)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.65	$ 10.09	$ 9.97	$ 9.91	$ 10.11
Total Return (%)[c,d]	3.10	3.94	5.78	2.30	1.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	30	4	1.1
Ratio of expenses before expense reductions (%)	1.14	1.03	1.81	2.08	2.52*
Ratio of expenses after expense reductions (%)	.91	.90	.90	.90	.90*
Ratio of net investment income (%)	.61	6.76	3.94	4.88	2.47*
Portfolio turnover rate (%)	114	91	167	331	28*
[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.13	$ 10.02	$ 9.95	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[b]	(.01)	.62	.31	.40	.04
Net realized and unrealized gain (loss)	.20	(.29)	.17	(.26)	.08
Total from investment operations	.19	.33	.48	.14	.12
Less distributions from: Net investment income	(.31)	(.15)	(.40)	(.31)	(.00)***
Net realized gains	(.15)	(.07)	(.01)	—	—
Tax return of capital	(.10)	—	—	—	—
Total distributions	(.56)	(.22)	(.41)	(.31)	(.00)***
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.76	$ 10.13	$ 10.02	$ 9.95	$ 10.12
Total Return (%)[c,d]	2.28	3.12	5.01	1.46	1.21**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3.3		.1	.1
Ratio of expenses before expense reductions (%)	1.96	1.89	2.58	2.81	3.26*
Ratio of expenses after expense reductions (%)	1.66	1.65	1.65	1.65	1.65*
Ratio of net investment income (%)	(.14)	6.01	3.19	4.13	1.72*
Portfolio turnover rate (%)	114	91	167	331	28*
[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.14	$ 10.02	$ 9.96	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[b]	(.01)	.62	.31	.40	.04
Net realized and unrealized gain (loss)	.19	(.28)	.16	(.25)	.08
Total from investment operations	.18	.34	.47	.15	.12
Less distributions from: Net investment income	(.31)	(.15)	(.40)	(.31)	(.00)***
Net realized gains	(.15)	(.07)	(.01)	—	—
Tax return of capital	(.10)	—	—	—	—
Total distributions	(.56)	(.22)	(.41)	(.31)	(.00)***
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.76	$ 10.14	$ 10.02	$ 9.96	$ 10.12
Total Return (%)[c,d]	2.27	3.12	4.90	1.58	1.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	10	1	1.1
Ratio of expenses before expense reductions (%)	1.89	1.83	2.46	2.71	3.26*
Ratio of expenses after expense reductions (%)	1.66	1.65	1.65	1.66	1.65*
Ratio of net investment income (%)	(.14)	6.01	3.19	4.12	1.72*
Portfolio turnover rate (%)	114	91	167	331	28*
[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.08	$ 9.96	$ 9.90	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.08	.72	.40	.48	.06
Net realized and unrealized gain (loss)	.20	(.29)	.16	(.26)	.08
Total from investment operations	.28	.43	.56	.22	.14
Less distributions from: Net investment income	(.49)	(.24)	(.49)	(.44)	(.02)
Net realized gains	(.15)	(.07)	(.01)	—	—
Tax return of capital	(.10)	—	—	—	—
Total distributions	(.74)	(.31)	(.50)	(.44)	(.02)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.62	$ 10.08	$ 9.96	$ 9.90	$ 10.12
Total Return (%)[c]	3.35	4.04	5.87	2.32	1.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	15	5	1.2
Ratio of expenses before expense reductions (%)	.98	.88	1.47	1.79	2.39*
Ratio of expenses after expense reductions (%)	.67	.70	.75	.80	.80*
Ratio of net investment income (%)	.85	6.96	4.08	4.98	2.57*
Portfolio turnover rate (%)	114	91	167	331	28*
[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.09	$ 9.97	$ 9.91	$ 10.12	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.08	.73	.41	.50	.07
Net realized and unrealized gain (loss)	.19	(.29)	.16	(.26)	.07
Total from investment operations	.27	.44	.57	.24	.14
Less distributions from: Net investment income	(.49)	(.25)	(.50)	(.45)	(.02)
Net realized gains	(.15)	(.07)	(.01)	—	—
Tax return of capital	(.10)	—	—	—	—
Total distributions	(.74)	(.32)	(.51)	(.45)	(.02)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 9.62	$ 10.09	$ 9.97	$ 9.91	$ 10.12
Total Return (%)[c]	3.31	4.21	6.05	2.50	1.43**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	119	27	23	20
Ratio of expenses before expense reductions (%)	.75	.74	1.36	1.67	2.12*
Ratio of expenses after expense reductions (%)	.66	.65	.65	.65	.65*
Ratio of net investment income (%)	.86	7.01	4.19	5.13	2.72*
Portfolio turnover rate (%)	114	91	167	331	28*
[a] For the period from July 8, 2005 (commencement of operations) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Inflation Protected Plus Fund (the "Fund") is a diversified series of DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income. In the case of US Treasury inflation-indexed bonds, investors will receive the greater of their inflation-adjusted principal or the original face value of the bond at maturity.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The fund may use future contracts in circumstances where the portfolio management team believes they offer an economic means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the bond market. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The Fund may enter into futures contracts on fixed-income securities, including on financial indices, and security indices and on currency as part of its global tactical asset allocation overlay strategy. As part of this strategy, the Fund may use futures contracts to take advantage of short-term inefficiencies and relative mispricings within the global bond and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of an underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open future contracts as of September 30, 2009 is included in a table following the Fund's Investment Portfolio. The volume indicated is generally indicative of the volume throughout the period.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. As part of this strategy, the Fund may use forward currency exchange contracts to gain exposure to changes in the value of foreign currencies, and to take advantage of short-term and medium-term mispricings within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward foreign currency exchange contracts as of September 30, 2009 is included in a table following the Fund's Investment Portfolio. The volume indicated is generally indicative of the volume throughout the period.

Interest Rate Swap Contracts. The Fund may enter into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board-approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swap contracts as of September 30, 2009 is included in a table following the Fund's Investment Portfolio.

The following table summarizes the value of the Fund's derivative instruments held as of September 30, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Forward Contracts	Swap Contracts	Total Value
Interest Rate Contracts (a)	$ 291,394	$ —	$ 814	$ 292,208
Foreign Exchange Contracts (b)	—	200,365	—	200,365
	$ 291,394	$ 200,365	$ 814	$ 492,573

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on futures and swap contracts, respectively. Asset of receivable for variation margin on open futures contracts reflects unsettled variation margin.
(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Futures Contracts	Forward Contracts	Total Value
Interest Rate Contracts (a)	$ (120,592)	$ —	$ (120,592)
Foreign Exchange Contracts (b)	—	(57,368)	(57,368)
	$ (120,592)	$ (57,368)	$ (177,960)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized depreciation on futures
(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total Value
Interest Rate Contracts (a)	$ 581,854	$ —	$ 581,854
Foreign Exchange Contracts (b)	—	(1,134,289)	(1,134,289)
	$ 581,854	$ (1,134,289)	$ (552,435)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Swap Contracts	Total Value
Interest Rate Contracts (a)	$ 373,043	$ —	$ 814	$ 373,857
Foreign Currency Contracts (b)	—	203,888	—	203,888
	$ 373,043	$ 203,888	$ 814	$ 577,745

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in unrealized appreciation (depreciation) from futures and swap contracts, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $4,200,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2017 (the expiration dates) whichever occurs first.

In addition, from November 1, 2008 through September 30, 2009, the Fund incurred approximately $4,690,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2010.

Distribution of Income and Gains. Distributions are declared daily and distributed to shareholders monthly from net investment income. Inflation income, if any, is distributed to shareholders annually. Inflation and deflation adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts, deflationary income and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforward	$ (4,200,000)
Net unrealized appreciation (depreciation) on investments	$ 311,014

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended September 30,
	2009	2008
Distributions from ordinary income*	$ 6,572,299	$ 2,212,637
Distributions from long-term capital gains	$ 791,892	$ —
Tax return of capital	$ 1,380,410	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended September 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $141,694,458 and $171,657,567, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

For the period from October 1, 2008 through September 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.66%
Institutional Class	.65%

Accordingly, for the year ended September 30, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $103,311 and the amount imposed aggregated $390,077, which was equivalent to an annual effective rate of 0.32% of the Fund's daily average net assets.

In addition, the Advisor reimbursed $12,265 and $727 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2009, the Administration fee was $123,331, of which $11,604 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 24,931	$ 24,931
Class B	4,551	4,551
Class C	11,802	11,802
Class S	19,305	19,305
Institutional Class	574	574
	$ 61,163	$ 61,163

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2009
Class B	$ 18,146	$ 1,562
Class C	71,232	6,944
	$ 89,378	$ 8,506

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2009	Annual Effective Rate
Class A	$ 53,540	$ 8,438	$ 10,623.20%
Class B	5,970	631	1,219.22%
Class C	23,659	1,632	6,212.23%
	$ 83,169	$ 10,701	$ 18,054

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2009 aggregated $12,822.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2009, the CDSC for Class B and Class C shares aggregated $13,197 and $7,691, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $37,615, of which $10,348 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest cash balances that have not been invested in portfolio securities in affiliated funds managed by the Advisor. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust (the "QP Trust"). Effective October 2, 2009, the QP Trust merged into the Central Cash Management Fund. The Central Cash Management Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Affiliated cash management vehicles do not pay the Advisor a management fee.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Ownership of the Fund

As of September 30, 2009, the DWS Alternative Asset Allocation Plus Fund held 42% of the total shares outstanding of the Fund.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,415,119	$ 13,225,493	3,772,369	$ 39,308,848
Class B	125,075	1,178,219	256,422	2,689,023
Class C	666,069	6,279,151	1,030,746	10,801,727
Class S	1,207,527	11,232,590	1,509,189	15,644,494
Institutional Class	3,965,662	36,743,305	10,014,713	104,090,036
		$ 68,658,758		$ 172,534,128
Shares issued to shareholders in reinvestment of distributions
Class A	165,508	$ 1,511,141	23,268	$ 238,925
Class B	11,054	101,823	935	9,545
Class C	43,745	403,326	3,392	34,641
Class S	81,001	738,074	24,837	253,803
Institutional Class	587,312	5,349,697	148,589	1,522,819
		$ 8,104,061		$ 2,059,733
Shares redeemed
Class A	(2,208,302)	$ (20,830,643)	(1,226,104)	$ (12,758,909)
Class B	(132,651)	(1,253,062)	(33,307)	(348,667)
Class C	(466,265)	(4,390,012)	(225,099)	(2,354,095)
Class S	(758,011)	(7,083,484)	(600,894)	(6,273,853)
Institutional Class	(6,996,801)	(66,336,681)	(1,129,900)	(11,775,328)
		$ (99,893,882)		$ (33,510,852)
Redemption fees		$ 7,620		$ 5,428
Net increase (decrease)
Class A	(627,675)	$ (6,090,553)	2,569,533	$ 26,790,633
Class B	3,478	26,980	224,050	2,349,901
Class C	243,549	2,293,847	809,039	8,485,577
Class S	530,517	4,889,962	933,132	9,624,799
Institutional Class	(2,443,827)	(24,243,679)	9,033,402	93,837,527
		$ (23,123,443)		$ 141,088,437

G. Review for Subsequent Events

Management has reviewed the events and transactions from October 1, 2009 through November 25, 2009, the date the financial statements were available to be issued, for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and the Shareholders of DWS Inflation Protected Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Inflation Protected Plus Fund (the "Fund") at September 30, 2009, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 25, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.0665 per share from net long-term capital gains during its year ended September 30, 2009, of which 100% represents 15% rate gains.

A total of 30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government Securities which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in both the one- and three-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	124
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	124
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	124
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		124
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	124
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	124
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	124
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	124
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		124
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	124
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	124
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	127
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
124
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPSX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 859	23339C 842
Fund Number	454	654	754	2354	854

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2009, DWS Inflation Protected Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INFLATION PROTECTED PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$60,998	$0	$0	$0
2008	$64,790	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$0	$0
2008	$0	$19,000	$600,000	$619,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Inflation Protected Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2009